                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 ---------------


Date of Report (Date of earliest event reported): JUNE 5, 2001
                                                  ------------



                           IBIS TECHNOLOGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                         0-23150                    04-2987600
--------------                     -------------             -------------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
-------------------------------------------------------------
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (978) 777-4247
                                                    --------------


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ITEM 5.   OTHER EVENTS.
------    ------------

On June 5, 2001, Ibis Technology Corporation publicly disseminated a press release announcing that leading semiconductor manufacturers have ordered initial quantities of its newest Silicon-on-Insulator (SOI) wafers for evaluation purposes. These Advantox-MLD wafers are manufactured by Ibis using an IBM-licensed process and represent the latest generation of SOI wafers made with Ibis' Separation by Implantation of Oxygen (SIMOX) technology. Shipments of these wafers began in May. Ibis also announced that its global sales and marketing alliance with MEMC Electronic Materials is already demonstrating its value, with multiple SIMOX-SOI wafer orders being booked less than two months into the agreement, including orders for Advantox-MLD wafers.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

(c)      Exhibit.

   99.1  Press Release dated June 5, 2001.






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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IBIS TECHNOLOGY CORPORATION
                                      ---------------------------
                                      (Registrant)



Date: June 5, 2001                    /s/ DEBRA L. NELSON
                                      ------------------------------------------
                                      Debra L. Nelson, Chief Financial Officer





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


                                  EXHIBIT INDEX


Exhibit                                                         Sequential
Number            Description                                   Page Number
-------           -----------                                   -----------
99.1              Press Release dated                                5
                  June 5, 2001








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